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                                                                    EXHIBIT 10.1


                            STOCK PURCHASE AGREEMENT


     AGREEMENT, made as of May 18, 2006, between Israel M. Stein (the "Seller") and Third Security Staff 2001 LLC (the "Buyer").

     WHEREAS, the Seller is willing to sell to the Buyer, and the Buyer is willing to purchase from the Seller, One Hundred Thousand (100,000) shares of Common Stock (the "Shares") of Clinical Data, Inc., a Delaware corporation (the "Company"), currently held by the Seller.

     ACCORDINGLY, THE PARTIES AGREE AS FOLLOWS:

     1. Sale of Shares. The Seller hereby agrees to sell to the Buyer, and the Buyer hereby agrees to purchase from the Seller, all of the Shares. The Buyer hereby acknowledges that the Shares do not represent the entire equity interest of the Seller in the Company and agrees that the transactions contemplated by this Agreement will not create in, or transfer to, the Buyer any right or interest in any other security of the Company held by the Seller.

     2. Purchase Price. The purchase price for the Shares is Two Million Dollars ($2,000,000) (the "Purchase Price"). The Purchase Price shall be paid in the form of a $2,000,000 promissory note of even date from the Buyer to the Seller in the form attached hereto as Exhibit A (the "Promissory Note"), against delivery by the Seller to the Buyer of a certificate or certificates representing the Shares registered in the name of the Buyer or, if not so registered, accompanied by stock powers in form sufficient to permit transfer of the Shares into the name of the Buyer on the books of the stock transfer agent of the Company.

     3. Representations and Warranties of the Seller. The Seller represents and warrants to the Buyer as follows:

          (a) Shares. The Seller is the lawful owner of the Shares, and the Seller has the full power and authority to sell the Shares, free and clear of any liens or encumbrances whatsoever. All of the Shares have been, to the best knowledge of the Seller, validly issued and are fully paid and nonassessable; and no person has any present or future right (conditional, preemptive or otherwise) to acquire any of the Shares. Upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to all such Shares free and clear of all liens or encumbrances whatsoever, options, warrants, purchase rights, contracts, commitments, equities, claims and demands will be transferred to Buyer, and such Shares shall be validly issued, fully paid and nonassessable.

          (b) No Breach or Conflict. The sale of the Shares contemplated by this Agreement does not conflict with, or result in a breach of, or a default under, or give rise to a right of acceleration under, any agreement or instrument to which the Seller is a party.

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          (c) Consent. No consent of any other person, and no notice to, filing or registration with, or consent, approval or authorization of, any court or governmental authority, regulatory or self-regulatory agency or any other third party is necessary or is required to be made or obtained by Seller, in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except as may be required under the Blue Sky laws of the jurisdiction in which the Buyer is resident.

          (d) Litigation. There is no litigation, arbitration proceeding, governmental investigation, citation or action of any kind pending or, to the knowledge of Seller, proposed or threatened that seeks restraint, prohibition, damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

          (e) Fees and Expenses of Brokers and Others. Seller is not committed to any liability for any brokers' or finders' fees or any similar fees in connection with the transactions contemplated hereby, and Seller has not retained any broker or other intermediary to act on its behalf in connection with the transactions contemplated by this Agreement.

          (f) Purchase for Investment. Seller is acquiring the Promissory Note solely for Seller's own account for investment and not with a view to or for sale in connection with any distribution thereof. Seller acknowledges that the Promissory Note has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), the Promissory Note currently is not freely tradable because it constitutes restricted securities and Seller must continue to bear the economic risk of the investment in the Promissory Note unless the Promissory Note is subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.

          (g) Truth and Completeness of Representations and Warranties. None of the information contained in the representations and warranties of the Seller set forth in this Agreement contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

     4. Representations and Warranties of the Buyer. The Buyer represents and warrants to the Seller as follows:

          (a) Organization of Buyer. Buyer is a limited liability company duly formed and validly existing under the laws of the Commonwealth of Virginia.

          (b) Investment Intent. The Buyer is acquiring the Shares for its own account for investment, not for the interest of any other person, not for resale to any other person and not with a view to or in connection with a sale or distribution, as such term is defined in the Securities Act.


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          (c) Knowledge and Experience. The Buyer is an "accredited investor"
     (as such term is defined in Regulation D under the Securities Act), is knowledgeable and experienced in businesses of the sort conducted by the Company.

          (d) Investment Risk. The Buyer understands that the Shares were acquired by the Seller in a transaction exempt from the registration requirements of the Securities Act, and are being sold and transferred to the Buyer in a transaction which the Seller (in reliance on the representations and warranties made by the Buyer herein) believes exempt from such registration requirements; and that the Buyer may be required to hold the Shares indefinitely. The Buyer is capable of evaluating the merits and risks involved in the acquisition of the Shares and is capable of bearing the economic risk of such investment.

          (e) Resale. The Buyer is aware that any resale inconsistent with the Securities Act may create liability on its part and/or the part of the Seller, and agrees not to assign, sell, pledge, transfer or otherwise dispose of or transfer any of the Shares unless registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.

          (f) Legend. The certificate representing the Shares will contain a legend substantially as follows:

               "The shares represented hereby have not been registered under the Securities Act of 1933 (the "Act"), or any state securities or blue sky laws and may not be offered, sold, transferred, hypothecated or otherwise assigned except pursuant to a registration statement with respect to such shares which is effective under the Act or pursuant to an available exemption from registration under the Act relating to the disposition of securities and in accordance with applicable state securities and blue sky laws."

          (g) Liquidity. Buyer has no need for liquidity in this investment.

          (h) No Prospectus. The Buyer is acquiring the Shares without being furnished any offering literature or prospectus by the Seller.

          (i) Risk Factors. The undersigned understands that an investment in the Shares involves significant risks, and the undersigned has carefully reviewed and is aware of all of the risk factors related to the purchase of the Shares.

     5. Guaranty. The parties hereto agree that it is a condition precedent to delivery and acceptance of the Promissory Note that Randal J. Kirk shall have executed and delivered to the Seller a Guaranty in the form attached hereto as Exhibit B.

     6. Indemnification.

          (a) Seller's Indemnification. Seller hereby indemnifies and holds Buyer and its directors, officers, members and affiliates (collectively, the " Buyer Indemnified


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     Parties") harmless from and against, and agrees to defend promptly the
     Buyer Indemnified Parties from and reimburse the Buyer Indemnified Parties for, any and all losses, liabilities, claims, damages (including incidental and consequential damages), costs, expenses (including costs of investigation and defense and reasonable attorneys' fees) and obligations (hereinafter referred to collectively as "Losses") that the Indemnified Parties may at any time suffer or incur, or become subject to, as a result of or in connection with: (i) any material breach or inaccuracy of any of the representations and warranties made by Seller in this Agreement or any other agreement or instrument delivered by Seller pursuant to this Agreement; and (ii) any failure of Seller to carry out, perform, satisfy and discharge any of its covenants, agreements, undertakings, liabilities or obligations under this Agreement or under any of the agreements and instruments delivered by Seller pursuant to this Agreement.

          (b) Buyer's Indemnification. Buyer hereby indemnifies and holds Seller harmless from and against, and agrees to defend promptly the Seller from and reimburse the Seller for, any and all Losses that Seller may at any time suffer or incur, or become subject to, as a result of or in connection with: (i) any material breach or inaccuracy of any of the representations and warranties made by Buyer in this Agreement, the Promissory Note or any other agreement or instrument delivered by Buyer pursuant to this Agreement; and (ii) any failure of Buyer to carry out, perform, satisfy and discharge any of its covenants, agreements, undertakings, liabilities or obligations under this Agreement, the Promissory Note or under any of the agreements and instruments delivered by Buyer pursuant to this Agreement.

     7. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the undersigned parties and their respective heirs, personal representatives, successors and assigns.

     8. Entire Agreement and Amendments. This Agreement represents the entire agreement of the parties with respect to the subject matter hereof, and no other agreement with respect thereto, including any prior written or oral representation or understanding of the parties, shall have any further force or effect. The Buyer and the Seller each represents and warrants to the other that, in entering this Agreement, he has relied on no statements, representations, inducements or promises made by the other party except as are expressly set forth in this Agreement. This Agreement may be modified only by a subsequent writing signed by both parties to this Agreement.

     9. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.


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     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


                                              THE BUYER:

                                              THIRD SECURITY STAFF 2001 LLC



                                              /s/Randal J. Kirk
                                              ----------------------------------
                                              By: Randal J. Kirk
                                              Title: Manager


                                              THE SELLER:


                                              /s/Israel M. Stein
                                              ----------------------------------
                                              Israel M. Stein


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